                                                                    Exhibit 10.6

[BANK OF AMERICA LOGO]


To: Wells Fargo Bank, N.A., solely as Supplemental Interest Trust Trustee on behalf of Banc of America Funding 2007-C Supplemental Interest Trust
                           9062 Old Annapolis Road
                           Columbia, MD  21045  USA

Attn:                      Client Manager BAFC 2007-C
Telephone:                 410 884 2000
Fax:                       410 715 2380

cc:                        Jonathan Hartwig
Telephone:                 704 683 4650
Fax:                       704 719 5165

From:                      Bank of America, N.A.
                           233 South Wacker Drive - Suite 2800
                           Chicago
                           Illinois 60606
                           U.S.A.
Department:                Swaps Operations
Telephone:                 (+1) 312 234 2732
Fax:                       (+1) 866 255 1444

Date:                      30th April 2007

Our Reference No:          5178560/5178561
Reference Name:            Suzanne Buchta
Internal Tracking No:      2633987/2633958

   Dear Sir/Madam,

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between Wells Fargo Bank, N.A., solely as Supplemental Interest Trust Trustee on behalf of Banc of America Funding 2007-C Supplemental Interest Trust and Bank of America, N.A. (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below (the "Agreement").

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 30th April 2007, as amended and supplemented from time to time, between the parties. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

  In this Confirmation "Party A" means Bank of America, N.A. and "Party B" means Wells Fargo Bank, N.A., solely as Supplemental Interest Trust Trustee on behalf of Banc of America Funding 2007-C Supplemental Interest Trust.

  General Terms:

The terms of the particular Transaction to which this Confirmation relates are as follows:

  Notional Amount:  For each Calculation Period, the Notional Amount shall equal the lesser of:

                    (i) the Scheduled Notional Amount for such Calculation Period as detailed in the Schedule of Notional Amounts attached hereto

                    (ii) the Class Certificate  Balance of the Class OC Mortgage
                         Loan Certificates prior to distributions on the Distribution Date (as defined in the Pooling and Servicing Agreement dated 30th April 2007) related to the Calculation Period. The Supplemental Interest Trust Trustee shall make available each month via its website a statement containing the Class Certificate Balance of the Class OC Mortgage Loan Certificates for such Calculation Period. The Supplemental Interest Trust Trustee's internet website shall initially be located at www.ctslink.com and assistance in using the website can be obtained by calling the Supplemental Interest Trust Trustee's investor relations desk at
                         (866)846-4526

  Trade Date:       23rd April 2007

  Effective Date:   20th April 2012

  Termination Date: 20th April 2017

  Fixed Amounts:

  Fixed Rate Payer: Party B

  Fixed Rate Payer
  Payment Dates:    30th April 2007,

  Fixed Amount:     [___________]

  Floating Amounts:

  Floating Rate
  Payer:            Party A

  Cap Rate I:       Please refer to the Schedule of strikes attached hereto

  Cap Rate II:      Please refer to the Schedule of strikes attached hereto

  Floating Rate
  Payer Payment
  Dates: Early Payments shall be applicable - 2 Business Day prior to each Floating Rate Payer Period End Date.

  Floating Rate
  Payer Period
  End Dates:        The  20th  of each  Month, commencing on  20th May 2012  and
                    ending on the Termination Date.   No Adjustment.

  Floating Amount:  The product of (a) the Notional Amount (b) the Floating Rate
                    Day Count Fraction and (c) the Settlement Spread which shall be calculated in accordance with the following formula:

                    If USD-LIBOR-BBA is greater than the Cap Rate I for the applicable Calculation Period, then Settlement Spread = (USD -LIBOR-BBA - applicable Cap Rate I) provided, however, that if USD-LIBOR-BBA for any Calculation Period is greater than the Cap Rate II then the USD-LIBOR-BBA for such Calculation Period shall be deemed to be the Cap Rate II.

                    If 1 Month  USD-LIBOR-BBA  is less  than or equal to the Cap
                    Rate  I  for  the  applicable   Calculation   Period,   then
                    Settlement Spread = Zero.

  Floating Rate for
  initial Calculation
  Period:           to be determined

  Floating Rate
  Option:           USD-LIBOR-BBA

  Designated
  Maturity:         1 month

  Spread:           None

  Floating Rate Day
  Count Fraction:   Act/360

  Reset Dates:      First day of each Calculation Period.

  Business Days:    New York

  Calculation
  Agent:            Party A

     Recording of Conversations:

  Each party to this Transaction acknowledges and agrees to the tape recording of conversations between the parties to this Transaction whether by one or other or both of the parties or their agents, and that any such tape recordings may be submitted in evidence in any Proceedings relating to the Agreement and/or this Transaction.

     Account Details:

  Party A:      Payments to Bank of America, N.A:

                USD Fedwire
                Name:      Bank of America, N.A. - New York
                ABA #:     026009593
                Attn:      BOFAUS3N
                Name:      Bank of America, N.A.
                City:      Charlotte
                Acct#:     6550219386
                Attn:      Rate Derivative Settlements
                Attn:      BOFAUS6SGDS

  Party B:      Wells Fargo Bank N.A.
                San Francisco, CA
                ABA:       121000248
                ACCT:      3970771416
                ACCT Name: SAS Clearing
                FFC:       53146801

     Offices:

  The Office of Party A for this
  Transaction is:   Charlotte - NC, United States
     Please send reset notices to fax no. (+1) 866 218 8487

  The Office of Party B for this
  Transaction is:   Wells Fargo Bank, N.A.
                    9062 Old Annapolis Rd
                    Columbia, MD 21045
                    ATTN: Client Manager BAFC 2007-C Trust



--------------------------- ------------------------- --------------------- -------------------
       Calculation
   Period Scheduled to              Notional
       commence on:                  (USD)                 Cap Rate I          Cap Rate II
--------------------------- ------------------------- --------------------- -------------------
        4/20/2012                117,340,156.00             6.62000              6.66000
--------------------------- ------------------------- --------------------- -------------------
        5/20/2012                113,984,144.00             6.76000              6.80000
--------------------------- ------------------------- --------------------- -------------------
        6/20/2012                110,727,366.00             6.92000              6.96000
--------------------------- ------------------------- --------------------- -------------------
        7/20/2012                107,566,947.00             7.06000              7.10000
--------------------------- ------------------------- --------------------- -------------------
        8/20/2012                104,499,970.00             7.21000              7.25000
--------------------------- ------------------------- --------------------- -------------------
        9/20/2012                101,523,690.00             7.35000              7.39000
--------------------------- ------------------------- --------------------- -------------------
        10/20/2012               96,248,921.00              7.32000              7.52000
--------------------------- ------------------------- --------------------- -------------------
        11/20/2012               93,497,164.00              7.48000              7.68000
--------------------------- ------------------------- --------------------- -------------------
        12/20/2012               90,826,931.00              7.61000              7.81000
--------------------------- ------------------------- --------------------- -------------------
        1/20/2013                88,236,183.00              7.74000              7.94000
--------------------------- ------------------------- --------------------- -------------------
        2/20/2013                85,722,948.00              7.88000              8.08000
--------------------------- ------------------------- --------------------- -------------------
        3/20/2013                83,284,869.00              8.00000              8.20000
--------------------------- ------------------------- --------------------- -------------------
        4/20/2013                79,041,912.00              8.13000              8.33000
--------------------------- ------------------------- --------------------- -------------------
        5/20/2013                76,778,275.00              8.26000              8.46000
--------------------------- ------------------------- --------------------- -------------------
        6/20/2013                74,581,552.00              8.37000              8.57000
--------------------------- ------------------------- --------------------- -------------------
        7/20/2013                72,449,766.00              8.49000              8.69000
--------------------------- ------------------------- --------------------- -------------------
        8/20/2013                70,380,977.00              8.59000              8.79000
--------------------------- ------------------------- --------------------- -------------------
        9/20/2013                68,373,573.00              8.59000              8.89000
--------------------------- ------------------------- --------------------- -------------------
        10/20/2013               64,725,124.00              8.69000              8.00000
--------------------------- ------------------------- --------------------- -------------------
        11/20/2013               62,835,590.00              8.76000              9.06000
--------------------------- ------------------------- --------------------- -------------------
        12/20/2013               61,002,061.00              8.86000              9.16000
--------------------------- ------------------------- --------------------- -------------------
        1/20/2014                59,223,049.00              8.95000              9.25000
--------------------------- ------------------------- --------------------- -------------------
        2/20/2014                57,496,981.00              9.01000              9.31000
--------------------------- ------------------------- --------------------- -------------------
        3/20/2014                55,822,241.00              9.07000              9.37000
--------------------------- ------------------------- --------------------- -------------------
        4/20/2014                53,179,010.00              9.14000              9.44000
--------------------------- ------------------------- --------------------- -------------------
        5/20/2014                51,603,008.00              9.10000              9.50000
--------------------------- ------------------------- --------------------- -------------------
        6/20/2014                50,073,567.00              9.14000              9.54000
--------------------------- ------------------------- --------------------- -------------------
        7/20/2014                48,589,320.00              9.19000              9.59000
--------------------------- ------------------------- --------------------- -------------------
        8/20/2014                47,148,927.00              9.20000              9.60000
--------------------------- ------------------------- --------------------- -------------------
        9/20/2014                45,751,115.00              9.23000              9.63000
--------------------------- ------------------------- --------------------- -------------------
        10/20/2014               44,394,635.00              9.25000              9.65000
--------------------------- ------------------------- --------------------- -------------------
        11/20/2014               43,078,306.00              9.24000              9.64000
--------------------------- ------------------------- --------------------- -------------------
        12/20/2014               41,800,912.00              9.26000              9.66000
--------------------------- ------------------------- --------------------- -------------------
        1/20/2015                40,561,291.00              9.25000              9.65000
--------------------------- ------------------------- --------------------- -------------------
        2/20/2015                39,358,130.00              9.24000              9.64000
--------------------------- ------------------------- --------------------- -------------------
        3/20/2015                38,190,372.00              9.21000              9.61000
--------------------------- ------------------------- --------------------- -------------------
        4/20/2015                37,056,962.00              9.19000              9.59000
--------------------------- ------------------------- --------------------- -------------------
        5/20/2015                35,957,061.00              9.16000              9.56000
--------------------------- ------------------------- --------------------- -------------------
        6/20/2015                34,889,689.00              9.12000              9.52000
--------------------------- ------------------------- --------------------- -------------------


-----------------------------------------------------------------------------------------------
        7/20/2015                33,853,886.00              9.17000              9.47000
--------------------------- ------------------------- --------------------- -------------------
        8/20/2015                32,848,722.00              9.13000              9.43000
--------------------------- ------------------------- --------------------- -------------------
        9/20/2015                31,873,291.00              9.08000              9.38000
--------------------------- ------------------------- --------------------- -------------------
        10/20/2015               30,926,717.00              9.01000              9.31000
--------------------------- ------------------------- --------------------- -------------------
        11/20/2015               30,008,147.00              8.92000              9.22000
--------------------------- ------------------------- --------------------- -------------------
        12/20/2015               29,116,750.00              8.83000              9.13000
--------------------------- ------------------------- --------------------- -------------------
        1/20/2016                28,251,716.00              8.85000              9.05000
--------------------------- ------------------------- --------------------- -------------------
        2/20/2016                27,412,292.00              8.75000              8.95000
--------------------------- ------------------------- --------------------- -------------------
        3/20/2016                26,597,713.00              8.66000              8.86000
--------------------------- ------------------------- --------------------- -------------------
        4/20/2016                25,807,207.00              8.56000              8.76000
--------------------------- ------------------------- --------------------- -------------------
        5/20/2016                25,040,057.00              8.45000              8.65000
--------------------------- ------------------------- --------------------- -------------------
        6/20/2016                24,295,619.00              8.35000              8.55000
--------------------------- ------------------------- --------------------- -------------------
        7/20/2016                23,573,218.00              8.23000              8.43000
--------------------------- ------------------------- --------------------- -------------------
        8/20/2016                22,872,209.00              8.12000              8.32000
--------------------------- ------------------------- --------------------- -------------------
        9/20/2016                22,191,960.00              8.00000              8.20000
--------------------------- ------------------------- --------------------- -------------------
        10/20/2016               21,531,855.00              8.02000              8.06000
--------------------------- ------------------------- --------------------- -------------------
        11/20/2016               20,891,317.00              7.90000              7.94000
--------------------------- ------------------------- --------------------- -------------------
        12/20/2016               20,269,844.00              7.77000              7.81000
--------------------------- ------------------------- --------------------- -------------------
        1/20/2017                19,666,948.00              7.65000              7.69000
--------------------------- ------------------------- --------------------- -------------------
        2/20/2017                19,081,695.00              7.52000              7.56000
--------------------------- ------------------------- --------------------- -------------------
        3/20/2017                18,513,124.00              7.39000              7.43000
--------------------------- ------------------------- --------------------- -------------------

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning via telecopier an executed copy of this Confirmation in its entirety to the attention of Global FX and Derivative Operations (fax no.(+1) 866 255 1444).


Accepted and confirmed as of the date first written:

Bank of America, N.A.            Wells Fargo Bank, N.A., solely as Supplemental
                                 Interest Trust Trustee on behalf of Banc of America Funding 2007-C Supplemental Interest
                                 Trust

/s/ Mary Beth Knight
--------------------
Name:   Mary Beth Knight
Title:  Asst. Vice President

Authorised Signatory             By: /s/ Raymond Delli Colli
                                     -----------------------
                                 Name:  Raymond Delli Colli
                                 Title  Vice President


Our Reference Number:      5178560/5178561
Internal Tracking No:      2633987/2633958